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                                                            Exhibit 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-2414 and No. 333-20225) of Zoran Corporation of our report dated January 31, 1997 appearing on page 36 of the Annual Report on Form 10-K.



PRICE WATERHOUSE LLP
San Jose, California
March 31, 1997